Noncontrolling Interests	12 Months Ended
Jan. 31, 2026
Noncontrolling Interests
Non-controlling Interests

12. Non-controlling Interests

At January 31, 2026, 9.14% of MedMelior’s ownership interest is held by NCI (January 31, 2025 – 9.14%). The following is summarized financial information for MedMelior, before inter-company eliminations with other companies in the group.

	2026 $	2025 $

Current assets	21,060	34,157
Non-current assets	–	–
Current liabilities	(14,547,212)	(14,366,399)
Non-current liabilities	(27,174)	–

Net liabilities	(14,553,326)	(14,366,399)

Net liabilities attributable to NCI	(1,329,708)	(1,309,508)

	January 31, 2026 $	January 31, 2025 $	January 31, 2024 $

Revenue	–	–	–

Net loss	(226,776)	(1,604,168)	(193,317)
Other comprehensive income (loss)	5,693	1	(5,503)

Total comprehensive loss	(221,083)	(1,604,167)	(198,820)

Net loss attributable to NCI	(17,426)	(101,596)	(9,478)

Net comprehensive gain (loss) attributable to NCI	276	(18)	(329)
	January 31, 2026 $	January 31, 2025 $	January 31, 2024 $

Cash flows provided by (used in) operating activities	1,377	(2,046)	3,379
Cash flows provided by investing activities	–	–	–
Cash flows (used in) provided by financing activities	(450)	1,849	–
Effects of exchange rate changes on cash	1	1	(43)

Net (decrease) increase in cash	928	(196)	3,336

Dividends paid to NCI during the year	–	–	–

During the year ended January 31, 2025, MedMelior issued 1,893,333 common shares pursuant to the settlement of $284,000 of outstanding compensation to officers (Note 14) and received $20,240 in subscription proceeds.

During the year ended January 31, 2024, MedMelior issued 442,667 common shares and 221,333 share purchase warrants to NCI for gross proceeds of $428,575 that had been received prior to January 31, 2023, of which $72,190 was allocated to liability classified warrants (Note 9(b)). Each share purchase warrant entitles the holder to purchase one common share of MedMelior at an exercise price of US$1.25 and expires on May 23, 2025.